UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

September 30, 2008

SECURUS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 Dallas Parkway, Suite 600

Dallas, Texas 75254-8815

(Address of principal executive offices)

(972) 277-0300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2008, Securus Technologies, Inc. (the “Company”) and certain of its subsidiaries entered into a senior credit agreement with Wells Fargo Foothill, LLC and the other lenders party thereto (the “Credit Agreement”) to refinance its existing working capital facility. The Credit Agreement provides the Company with a $10 million letter of credit facility and a revolving facility of up to the lesser of (i) $30 million and (ii) 125% of the Company’s consolidated EBITDA (as defined in the Credit Agreement) for the preceding 12 months less the amount of outstanding letters of credit and unreimbursed drawn letters of credit. The new working capital facility expires on June 9, 2011. Advances bear interest at an annual rate of our option equal to one of the following: (i) LIBOR plus 4.0%, or (ii) a rate equal to the Base Rate plus 3.0%. The Base Rate is the greater of (i) 5%, (ii) the Federal Funds rate plus 0.5%, or (iii) the Wells Fargo ‘prime rate’ as defined in the Credit Agreement. Interest is payable in arrears on the first day of each month. The new working capital facility is secured by a first lien on substantially all of the Company’s and certain of the Company’s subsidiaries’ assets. A copy of the Credit Agreement is filed with this Form 8-K.

In connection with the new working capital facility, the Company extended the expiration dates of the Amended and Restated Professional Services Agreement and the Amended and Restated Consulting Agreement with its affiliate, H.I.G. Capital, LLC. A copy of the amendments are filed with this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On October 3, 2008, the Company issued a press release announcing the new working capital facility. A copy of the press release is furnished as an exhibit to this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

10.1*

Credit Agreement, dated September 30, 2008, among Securus Technologies, Inc., as Parent and as a Borrower, certain subsidiaries of Parent party thereto, as borrowers, the lenders from time to time parties thereto, and Wells Fargo Foothill, LLC, as the Arranger, Administrative Agent and lender.

10.2*	General Continuing Guaranty, dated September 30, 2008, by and between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.3*

Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.4*	Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.5*

Trademark Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.6*

Copyright Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.7*

Patent Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.8*	Trademark Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.9*	Copyright Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.

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10.10*	Patent Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.11

Amended and Restated Consulting Services Agreement, dated as of September 9, 2004, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC, incorporated by reference from Form S-4 filed May 16, 2005.

10.11.1*	First Amendment to Amended and Restated Consulting Services Agreement, dated as of September 30, 2008, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC.
10.12

Amended and Restated Professional Services Agreement, dated as of September 9, 2004, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC, incorporated by reference from Form S-4 filed May 16, 2005.

10.12.1*	First Amendment to Amended and Restated Professional Services Agreement, dated as of September 30, 2008, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC.
99.1*	Press Release, dated October 3, 2008.

*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURUS TECHNOLOGIES, INC. (Registrant)
DATE: October 6, 2008
Richard A. Smith,
President, Chief Executive Officer and Director

DATE: October 6, 2008
William D. Markert,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
10.1*

Credit Agreement, dated September 30, 2008 among Securus Technologies, Inc. and the subsidiary guarantors, as borrowers, and Wells Fargo Foothill, LLC, as the arranger and administrative agent, and lenders from time to time parties thereto.

10.2*	General Continuing Guaranty, dated September 30, 2008, by and between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.3*

Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.4*	Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.5*

Trademark Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.6*

Copyright Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.7*

Patent Security Agreement, dated September 30, 2008, among Securus Technologies, Inc., T-Netix, Inc., Telequip Labs, Inc., T-Netix Telecommunications Services, Inc., Evercom Holding, Inc., Evercom, Inc., Evercom Systems, Inc., Modeling Solutions LLC, Modeling Solutions, LLC and Syscon Justice Systems, Inc.

10.8*	Trademark Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.9*	Copyright Security Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.10*	Patent Agreement, dated as of September 30, 2008, between Wells Fargo Foothill, LLC and Syscon Justice Systems Canada Ltd.
10.11

Amended and Restated Consulting Services Agreement, dated as of September 9, 2004, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC, incorporated by reference from Form S-4 filed May 16, 2005.

10.11.1*	First Amendment to Amended and Restated Consulting Services Agreement, dated as of September 30, 2008, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC.
10.12

Amended and Restated Professional Services Agreement, dated as of September 9, 2004, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC, incorporated by reference from Form S-4 filed May 16, 2005.

10.12.1*	First Amendment to Amended and Restated Professional Services Agreement, dated as of September 30, 2008, among T-Netix, Inc., Evercom Systems, Inc. and H.I.G. Capital, LLC.
99.1*	Press Release, dated October 3, 2008.

*Filed herewith

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